OPD	Exchange Traded Funds	|	12.29.2016
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
OPD	Guggenheim Large Cap Optimized Diversification ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated December 29, 2016, are incorporated by reference into (and are considered part of) this Summary Prospectus.

ETF-SUMPRO-OPD	guggenheiminvestments.com

Guggenheim Large Cap Optimized Diversification ETF (OPD)

INVESTMENT OBJECTIVE
The Guggenheim Large Cap Optimized Diversification ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Wilshire Large Cap Optimized Diversification IndexSM (the "Optimized Diversification Index" or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (comprehensive management fee)	0.40%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.05%
Total Annual Fund Operating Expenses	0.45%

[1]	"Other Expenses" have been estimated for the current fiscal year.

[2]
Acquired Fund Fees and Expenses refer to the Fund’s pro rata portion of the management fees and operating expenses of the business development companies ("BDCs") in which the Fund invested during its most recently completed fiscal year. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements with the result that the information presented in the table will differ from that presented in the Fund’s financial highlights.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$46	$199

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Optimized Diversification Index. The Index seeks to provide the optimal level of diversification and higher returns from specific stock selections available in the U.S. large-cap equity market than would be provided by a standard market-capitalization weighted exposure. Index constituents must be constituents of the Wilshire US Large-Cap IndexSM (the "Wilshire Large-Cap"), which is a subset of the Wilshire 5000 Total Market IndexSM designed to represent the large-cap market. Wilshire Associates

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Incorporated (the "Index Provider" or "Wilshire®"), using its proprietary methodology, selects a subset of stocks from the constituents of the Wilshire Large-Cap and weights the stocks based on their correlations, which is the relation of changes in a company's share price to changes in the share prices of other companies in the investable universe. This weighting by correlation is designed to result in the returns from each specific stock selection contributing a similar level of unique risk to the Index. The Index is also subject to sector and stock specific constraints. The Index is reconstituted quarterly and the Index generally consists of 100 to 120 stocks on each quarterly reconstitution date. Securities are only eligible for inclusion in the Index if they have been a constituent of the Wilshire Large-Cap for more than six months prior to a quarterly rebalancing date.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") to replicate generally the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of August 31, 2016, the consumer staples and consumer discretionary sectors each represented a substantial portion of the Index.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Consumer Discretionary Sector Risk—The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income, consumer preferences, social trends and marketing campaigns. The Fund may be adversely affected by events or developments negatively impacting the consumer discretionary sector or issuers within the consumer discretionary sector.

Consumer Staples Sector Risk—Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The Fund may be adversely affected by events or developments negatively impacting the consumer staples sector or issuers within the consumer staples sector.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity

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securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Investment in BDCs Risk—Investments in BDCs may be subject to certain inherent risks. BDCs, generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. The Investment Company Act of 1940, as amended (the “1940 Act”), imposes certain restraints upon the operations of a BDC and these limitations may prohibit the way that the BDC raises capital.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value ("NAV") and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Non-Correlation Risk—The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund.

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Volatility Risk—Although the Index seeks the optimal level of diversification and higher returns from specific stock selections, there is no guarantee that these strategies will be successful.

PERFORMANCE INFORMATION
As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and a broad measure of market performance.

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC. serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Adrian Bachman, CFA, Vice President and Portfolio Manager. Each portfolio manager has managed the Fund’s portfolio since the Fund's inception in April 2016.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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